Q3 2026 Earnings Presentation 8333 Douglas Avenue, Suite 1100 | Dallas, Texas 75225 | 214.238.5700 | capitalsouthwest.com February 3, 2026 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. • Capital Southwest has filed a registration statement (which contains the prospectus) with the SEC for any offering to which this communication may relate and may file one or more prospectus supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s), including the information incorporated by reference therein, in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest (including statements about expected improvements to Capital Southwest's operating leverage as well as asset growth), the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; changes in the interest rate environment and its impact on our business and our portfolio companies; the impact of supply chain constraints on our portfolio companies; elevated levels of inflation and its impact on Capital Southwest's portfolio companies and the industries in which it invests; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiaries, Capital Southwest SBIC I, LP and Capital Southwest SBIC II, LP, as small business investment companies ("SBIC"); the uncertainty associated with the imposition of tariffs and trade barriers and changes in trade policy and its impact on our portfolio companies and our financial condition; and an economic downturn or recession and its impact on the ability of our portfolio companies to operate and the investment opportunities available to us. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Page 4 Chris T. Rehberger Chief Financial Officer, Treasurer and Secretary • Joined Capital Southwest in September 2015 • Former VP at American Capital • 20+ years of BDC experience • BS – University of Virginia | MBA – University of Virginia CSWC Senior Management Josh S. Weinstein Senior Managing Director and Chief Investment Officer • Joined Capital Southwest in June 2015 • Former Principal at H.I.G. WhiteHorse • 20+ years of investment experience in middle market debt and equity • BA – Columbia University | MBA – University of Southern California • Chartered Financial Analyst Michael S. Sarner President and Chief Executive Officer • Joined Capital Southwest in June 2015 • Former SVP Treasurer at American Capital • 30+ years of financial, treasury and BDC experience • BA – James Madison | MBA – George Washington University Ryan P. Kelly Managing Director and Investment Committee Member • Joined Capital Southwest in August 2010 • Previous experience at Houlihan Lokey • 15+ years of BDC experience • BBA – University of Texas Tabitha D. Geiger Chief Compliance Officer • Joined Capital Southwest in April 2024 • Former Senior MD at IQ-EQ • 8+ years of compliance experience • BASc – Texas A&M University | JD – South Texas College Amy L. Baker Executive Vice President of Accounting • Joined Capital Southwest in August 2017 • Former Assistant Controller at MoneyGram and former Senior Manager at Deloitte • 20+ years of accounting experience • BS – University of Illinois | MSA – University of Illinois • Certified Public Accountant

Page 5 Michael S. Sarner President and Chief Executive Officer Chris T. Rehberger Chief Financial Officer, Treasurer and Secretary Josh S. Weinstein Senior Managing Director and Chief Investment Officer Amy L. Baker Executive Vice President of Accounting Conference Call Participants

Page 6 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • 36 employees based in Dallas, Texas • Total Balance Sheet Assets of $2.1 B as of December 31, 2025 • Operate Capital Southwest SBIC I, LP and Capital Southwest SBIC II, LP as wholly-owned subsidiaries • Maintained investment grade issuer ratings of Baa3 from Moody's and BBB- from Fitch CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 7 CSWC leads financing transactions, primarily backing private equity firms that generally fit the following parameters • Flexible financing solutions to fund growth, changes of control, or other corporate events • Investments are diverse among industries, geographic regions, and end markets • Companies with EBITDA between $3 MM and $25 MM • Typical leverage of 2.5x – 4.5x Debt to EBITDA through CSWC debt position and Loan-to-Value of 25% - 50% • Investments generally range in size from $5 MM to $50 MM • Both sponsored and non-sponsored deals • Floating rate first lien debt securities • Frequently make equity co-investments alongside CSWC debt Lower Middle Market Credit Strategy

Page 8 • Q3 2026 Pre-Tax Net Investment Income (“NII”) of $34.6 MM or $0.60 per share • Declared monthly regular dividend of $0.1934 per share for each of January, February, and March 2026 ($0.58 per share quarterly) ◦ In addition, declared a quarterly supplemental dividend of $0.06 per share for the quarter ending March 31, 2026 • Undistributed Taxable Income ("UTI") of $1.02 per share as of December 31, 2025 • Investment Portfolio at Fair Value of approximately $2.0 B • Increased Net Asset Value per share to $16.75 as of December 31, 2025 from $16.62 per share as of September 30, 2025 • Redeemed in full $150 MM October 2026 Notes and $71.9 MM August 2028 Notes • Raised $52.6 MM in gross proceeds through Equity ATM Program during the quarter ◦ Sold shares at weighted-average price of $21.11 per share, or 127% of the prevailing NAV per share • Regulatory Debt to Equity ended at 0.89x for the quarter • $395 MM of total availability under credit facilities, $20 MM available on SBA leverage commitment to SBIC II, and $43 MM in cash and cash equivalents as of quarter end Q3 2026 Highlights Financial Highlights

Page 9 Investment Activity Highlights • During the quarter, CSWC originated $244.0 MM in total new committed investments ($174.7 MM funded at close) to eight new portfolio companies and sixteen existing portfolio companies ◦ Committed investments to new portfolio companies consisted of $197.3 MM in first lien debt and $2.1 MM in equity • During the quarter, CSWC exited five debt investments and one equity investment generating total proceeds of $89.1 MM and a weighted average IRR of 13.1% ◦ Total proceeds were comprised of $88.5 MM from debt investments and $0.6 MM from equity investments • In the last twelve months, CSWC originated $754.6 MM in total new committed investments and generated $235.5 MM in proceeds from portfolio investment exits ◦ In the last twelve months, CSWC has generated net realized gains of $44.5 MM on exits of equity investments • Cumulative weighted average IRR of 13.0% on 108 portfolio company exits, generating $1.4 B in proceeds since launch of credit strategy in January 2015 Q3 2026 Investment Activity

Page 10 $16.62 $0.60 $(0.58) $(0.06) $0.01 $(0.04) $0.17 $0.03 9/30/2025 NAV/Share Pre- Tax Net I nvest ment In come Regular Dividend Supplem ental Dividend Net C hange in In vest ment P ortfo lio Valu e Real ize d/Unrea lize d Tax Accr etio n fro m Equity Iss uance Other Corporat e 12/31/2025 NAV/Share $15.50 $16.00 $16.50 $17.00 $17.50 NAV per Share Bridge for Quarter Ended 12/31/25 Earnings / Dividends ($0.04) per Share Investment Portfolio Performance ($0.03) per Share Other Corporate $0.20 per Share $16.75

Page 11 CSWC Investment Portfolio Composition (1) At December 31, 2025 and September 30, 2025, we had equity ownership in approximately 66% and 66%, respectively, of our investments (2) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of December 31, 2025, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments (3) The weighted average annual effective yields on total investments were calculated by dividing total investment income, exclusive of non-recurring fees, by average total investments at fair value (4) Includes CSWC debt investments only. Weighted average EBITDA metric is calculated using investment cost basis weighting. For the quarters ended December 31, 2025 and September 30, 2025, fourteen portfolio companies and thirteen portfolio companies, respectively, are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful. (5) Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. For the quarters ended December 31, 2025 and September 30, 2025, fourteen portfolio companies and thirteen portfolio companies, respectively, are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful. Maintaining appropriate portfolio leverage while receiving attractive risk- adjusted returns Investment Portfolio - Statistics (in $000's) 9/30/2025 12/31/2025 Total CSWC Portfolio Total CSWC Portfolio Number of Portfolio Companies 126 132 Total Cost $1,896,526 $2,031,166 Total Fair Value $1,877,907 $2,013,205 Average Hold Size Debt Investments (at Fair Value) $15,511 $16,199 Average Hold Size Equity Investments (at Fair Value) $2,068 $2,101 % First Lien Investments (at Fair Value) 89.9% 90.0% % Second Lien Investments (at Fair Value) 0.9% 0.8% % Subordinated Debt Investments (at Fair Value) 0.1% 0.1% % Equity (at Fair Value) (1) 9.1% 9.1% Wtd. Avg. Yield on Debt Investments (2) 11.5% 11.3% Wtd. Avg. Yield on Total Investments (3) 12.0% 11.9% Wtd. Avg. EBITDA of Issuer ($MM's) (4) $19.6 $16.1 Wtd. Avg. Leverage through CSWC Security (5) 3.5x 3.6x

Page 12 Approximately 90% of all debt investments are currently rated a "1" or "2" as credit portfolio continues to demonstrate solid performance Investment Rating 9/30/2025 12/31/2025 # of Companies Fair Value ($MM) % of Portfolio (FV) # of Companies Fair Value ($MM) % of Portfolio (FV) 1 18 $340.9 20.0% 17 $328.4 17.9% 2 75 $1,214.2 71.2% 77 $1,314.2 71.8% 3 13 $126.2 7.4% 14 $158.3 8.7% 4 3 $21.2 1.2% 4 $25.8 1.4% 5 1 $3.8 0.2% 1 $3.8 0.2% Total 110 $1,706.3 100.0% 113 $1,830.5 100.0% Quarter-over-Quarter Investment Rating Migration Note: We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio. The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein. Investment Ratings range from a rating of 1, which represents the least amount of risk in our portfolio, to 5, which indicates that the investment is performing materially below underwriting expectations.

Page 13 History of Value Creation $17.68 $17.38 $18.63 $20.90 $22.71 $21.97 $24.90 $28.27 $30.06 $32.93 $35.40 $35.93 $36.60 $37.37 $17.68 $17.34 $17.80 $19.08 $18.62 $15.13 $16.01 $16.86 $16.37 $16.77 $16.70 $16.59 $16.62 $16.75 $0.26 $0.26 $1.16 $2.31 $2.71 $3.41 $3.66 $3.89 $4.12 $4.18 $4.24 $4.30 $0.04 $0.57 $1.56 $2.93 $4.53 $6.18 $8.00 $10.03 $12.27 $14.58 $15.16 $15.74 $16.32 Net Asset Value Per Share Cumulative Special/Supplemental Dividends Paid Per Share Cumulative Regular Dividends Paid Per Share 9/30/2015 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 3/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 Total Value (Net Asset Value + Cumulative Dividends Paid) Increase of $19.69 per share since Launching Credit Strategy

Page 14 • In the last twelve months ended 12/31/2025, CSWC generated $2.38 per share in Pre-Tax NII and paid out $2.32 per share in Regular Dividends • Cumulative Pre-Tax NII Regular Dividend Coverage of 110% since launch of credit strategy in 2015 • Total of $4.36 per share Special and Supplemental Dividends declared since launch of credit strategy in 2015 • Estimated UTI of $1.02 per share as of December 31, 2025 Track Record of Consistent Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End D iv id en d Pe r Sh ar e $0.54 $0.97 $0.48 $0.63 $0.50 $0.57 $0.58 $0.59 $0.62 $0.63 $0.63 $0.63 $0.64 $0.63 $0.64 $0.64 $0.64 $0.64 $0.64 $0.44 $0.47 $0.48 $0.48 $0.50 $0.52 $0.53 $0.54 $0.56 $0.57 $0.57 $0.57 $0.58 $0.58 $0.58 $0.58 $0.58 $0.58 $0.58 $0.10 $0.50 $0.05 $0.05 $0.05 $0.06 $0.06 $0.06 $0.06 $0.06 $0.05 $0.06 $0.06 $0.06 $0.06 $0.06 $0.15 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 8.6% 15.3% 8.1% 13.7% 13.3% 13.0% 11.8% 12.0% 10.8% 10.6% 10.1% 9.7% 10.1% 11.5% 11.5% 11.6% 11.7% 11.6%

Page 15 Granular Credit Portfolio Heavily Weighted Towards First Lien Investments 99% of credit portfolio in first lien senior secured loans with an average investment hold size of 0.9% as of 12/31/2025 Credit Portfolio Heavily Weighted to First Lien $ (M illi on s) Average H old S ize % $93 $167 $239 $368 $474 $573 $794 $1,038 $1,345 $1,606 $1,614 $1,706 $1,830 5.6% 3.6% 3.8% 2.8% 2.3% 1.9% 1.5% 1.3% 0.9% 0.9% 0.9% 0.9% 0.9% Sub-Debt Second Lien First Lien Average Hold Size % 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 3/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 64% 28% 8% 82% 10% 8% 4% 10% 86% 90% 8% 2% 6% 92% 2% 93% 7% 96% 4% 43% 41% 16% 97% 3% 99% 1% 99% 1% 99% 1% 99% 1%

Page 16 CSWC Portfolio Mix as of December 31, 2025 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Investment Portfolio of approximately $2.0 B continues to be heavily weighted towards first lien loans and diversified across industries First Lien 90.0% Second Lien 0.8% Senior Subordinated Debt 0.1% Equity 9.1% Healthcare Services 13% Consumer Products 10% Media & Marketing 9% Consumer Services 9% Transportation & Logistics 6% Food, Agriculture & Beverage 6% Business Services 5% Financial Services 4% Note: Equity represents equity co-investments across 87 portfolio companies.

Page 17 Operating Leverage Trend Continued asset growth should drive further improvements in Operating Leverage Period Ending To ta l A ss et s ( $M M ) O perating Expenses as % of A vg A ssets $284 $326 $417 $552 $585 $736 $974 $1,258 $1,557 $1,883 $1,882 $2,021 $2,116 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% 2.2% 1.9% 1.7% 1.7% 1.7% 1.6% 1.7% FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 FY 23 FY 24 FY 25 Q1 FY 26 Q2 FY 26 Q3 FY 26 $0 $500 $1,000 $1,500 $2,000 $2,500 1% 2% 3% 4% 5% 6% 7% Total Assets Operating Expenses as % of Average Total Assets Note: Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets

Page 18 Significant Unused Debt Capacity with Long-Term Duration Debt Obligations Total Commitments Interest Rate Maturity Principal Drawn Undrawn Commitment Corporate Credit Facility $510.0 MM Term SOFR + 2.15% August 2028 $210.0 MM $299.1 MM (1) SPV Credit Facility $200.0 MM Term SOFR + 2.50% March 2029 $104.0 MM $96.0 MM 2029 Convertible Notes (2) $230.0 MM 5.125% November 2029 $230.0 MM N/A September 2030 Notes (3) $350.0 MM 5.950% September 2030 $350.0 MM N/A SBA Debentures - SBIC I (4) $175.0 MM 4.42% (5) September 2031 (6) $175.0 MM $0.0 MM SBA Debentures - SBIC II (4) $40.0 MM 4.54% (7) N/A (8) $20.0 MM $20.0 MM P rin ci pa l P ay m en ts ($ M M ) Long-Term Debt Obligations (Calendar Year) $210.0 $334.0 $545.0 $104.0 $210.0 $230.0 $350.0 $175.0 $20.0 SPV Facility Corporate Credit Facility 2029 Convertible Notes 2030 Convertible Notes SBA Debentures - SBIC I SBA Debentures - SBIC II CY 2025 CY 2026 CY 2027 CY 2028 CY 2029 CY 2030 - Thereafter $0 $150 $300 $450 $600 (1) Net of $0.9 MM in letters of credit outstanding (2) Redeemable in whole or in part at Capital Southwest's option on or after November 20, 2027 or before the 45th scheduled trading day immediately prior to the maturity date if the price of CSWC common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (3) Redeemable in whole or in part at Capital Southwest's option any time prior to August 18, 2030, at par plus a “make-whole” premium, and thereafter at par (4) Current statutes and regulations permit SBIC I and SBIC II to borrow up to $175 million in SBA Debentures, subject to SBA approval (5) Weighted average interest rate of all SBA Debentures for SBIC I for the three months ended December 31, 2025 (6) First SBA Debentures for SBIC I mature on September 1, 2031 (7) Weighted average interest rate of all SBA Debentures for SBIC II for the three months ended December 31, 2025 (8) Subject to upcoming SBA Debentures pooling date

Page 19 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 3/31/2025 Quarter Ended 6/30/2025 Quarter Ended 9/30/2025 Quarter Ended 12/31/2025 Assets Portfolio Investments $1,785,299 $1,780,198 $1,877,907 $2,013,205 Cash & Cash Equivalents 43,221 46,889 87,429 42,559 Restricted Cash 1,650 1,650 1,650 1,650 Other Assets 52,670 53,675 54,338 58,507 Total Assets $1,882,840 $1,882,412 $2,021,324 $2,115,921 Liabilities SBA Debentures $170,918 $171,115 $170,912 $190,625 October 2026 Notes 148,846 149,038 149,231 — August 2028 Notes 70,194 70,320 70,446 — 2029 Convertible Notes 223,107 223,477 223,847 224,217 September 2030 Notes — — 343,322 343,640 Credit Facilities 343,000 312,000 77,000 314,000 Other Liabilities 43,142 39,988 39,562 47,805 Total Liabilities $999,207 $965,938 $1,074,320 $1,120,287 Shareholders Equity Net Asset Value $883,633 $916,474 $947,004 $995,634 Net Asset Value per Share $16.70 $16.59 $16.62 $16.75 Regulatory Debt to Equity 0.89x 0.82x 0.91x 0.89x

Page 20 Income Statement (In Thousands, except per share amounts) Quarter Ended 3/31/2025 Quarter Ended 6/30/2025 Quarter Ended 9/30/2025 Quarter Ended 12/31/2025 Investment Income Interest Income $44,619 $47,115 $48,258 $48,813 PIK Interest Income 3,982 3,260 2,794 4,585 Dividend Income 970 3,677 2,742 3,748 Fees and Other Income 2,835 1,895 3,151 4,301 Total Investment Income $52,406 $55,947 $56,945 $61,447 Expenses Cash Compensation $3,299 $3,956 $2,631 $4,571 Share Based Compensation 2,657 1,143 1,270 1,290 General & Administrative 2,778 2,867 3,007 2,903 Total Expenses (excluding Interest) $8,734 $7,966 $6,908 $8,764 Interest Expense $15,208 $15,264 $16,020 $18,052 Pre-Tax Net Investment Income $28,464 $32,717 $34,017 $34,631 Income Tax (Expense) / Benefit ($622) ($828) ($2,033) $2,354 Net Investment Income $27,842 $31,889 $31,984 $36,985 Net Realized and Unrealized Losses $(10,281) $(4,888) $(6,365) ($1,933) Realized Loss on Extinguishment of Debt — — — (2,156) Net increase in Net Assets Resulting from Operations $17,561 $27,001 $25,619 $32,896 Weighted Average Basic Shares Outstanding 50,654 53,517 55,544 57,531 Pre-Tax NII Per Basic Weighted Average Share $0.56 $0.61 $0.61 $0.60 NII per Basic Weighted Average Share $0.54 $0.59 $0.57 $0.64 Net Increase in Net Assets Per Basic Wtd. Average Share $0.34 $0.50 $0.46 $0.57 Note: For the quarter ended 3/31/2025, Total Expenses include one-time net expenses of $2.8 million, or $0.05 per share, related to the departure of the former President and Chief Executive Officer

Page 21 Portfolio Statistics Continuing to build a well performing credit portfolio (In Thousands) Quarter Ended 3/31/2025 Quarter Ended 6/30/2025 Quarter Ended 9/30/2025 Quarter Ended 12/31/2025 Portfolio Statistics Fair Value of Debt Investments $1,605,906 $1,613,985 $1,706,251 $1,830,458 Average Debt Investment Hold Size $14,870 $14,807 $15,372 $16,199 Fair Value of Debt Investments as a % of Par 96% 96% 96% 96% % of Investment Portfolio on Non-Accrual at Fair Value 1.7% 0.8% 1.0% 1.5% Weighted Average Yield on Debt Investments 11.68% 11.83% 11.54% 11.28% Fair Value of All Portfolio Investments $1,785,299 $1,780,198 $1,877,907 $2,013,205 Weighted Average Yield on all Portfolio Investments 11.50% 12.16% 12.00% 11.91% Investment Mix (Debt vs. Equity) at Fair Value 90% / 10% 91% / 9% 91% / 9% 91% / 9%

Page 22 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 3/31/2025 Quarter Ended 6/30/2025 Quarter Ended 9/30/2025 Quarter Ended 12/31/2025 Investment Income Breakdown Cash Interest $42,985 $44,689 $46,823 $46,988 Cash Dividends 970 3,677 2,742 3,748 PIK Income 3,982 3,260 2,794 4,585 Amortization of Purchase Discounts and Fees 1,922 2,712 2,053 2,568 Management/Admin Fees 535 525 584 637 Fees & Other Income 2,013 1,084 1,949 2,921 Total Investment Income $52,407 $55,947 $56,945 $61,447 Key Metrics Cash Income as a % of Investment Income (1) 92% 94% 95% 93% % of Total Investment Income that is Recurring 96% 95% 92% 90% (1) Includes Purchase Discounts and Fees previously received in cash

Page 23 Key Financial Metrics Strong Pre-Tax Net Investment Income and Dividend Yield driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter Quarter Ended 3/31/2025 Quarter Ended 6/30/2025 Quarter Ended 9/30/2025 Quarter Ended 12/31/2025 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Basic Share $0.56 $0.61 $0.61 $0.60 Pre-Tax Net Investment Income Return on Equity (ROE)(1) 13.30% 14.59% 14.57% 14.22% Realized Earnings Per Wtd Avg Basic Share $0.01 $0.88 $0.48 $0.60 Realized Earnings Return on Equity (ROE)(1) 0.27% 21.22% 11.59% 14.39% Earnings Per Wtd Avg Basic Share $0.34 $0.50 $0.46 $0.57 Earnings Return on Equity (ROE)(1) 8.20% 12.04% 10.97% 13.51% Regular Dividends per Share $0.58 $0.58 $0.58 $0.58 Supplemental / Special Dividends per Share $0.06 $0.06 $0.06 $0.06 Total Dividends per Share $0.64 $0.64 $0.64 $0.64

Page 24 Note: Illustrative change in annual NII does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in the portfolio. It also does not adjust for other business developments, including future originations and repayments. Accordingly, no assurances can be given that actual results would not differ materially from the table above. Interest Rate Sensitivity Fixed vs. Floating Credit Portfolio Exposure Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change ($ Per Share) (75 bps) (11,072,459) (0.19) (50 bps) (7,381,639) (0.12) (25 bps) (3,690,820) (0.06) 25 bps 3,690,820 0.06 50 bps 7,381,639 0.12 75 bps 11,072,459 0.19 5.0% 95.0% Fixed Floating

Page 25 Corporate Information Board of Directors Senior Management Fiscal Year End Inside Director Michael S. Sarner March 31 Michael S. Sarner President & Chief Executive Officer Independent Directors Independent Auditor David R. Brooks Chris T. Rehberger RSM US LLP Chicago, ILChristine S. Battist Chief Financial Officer, Secretary & Treasurer Jack D. Furst William R. Thomas Josh S. Weinstein Ramona Rogers-Windsor Senior Managing Director & Chief Investment Officer Corporate Counsel Eversheds Sutherland (US) LLP Corporate Offices & Website Ryan P. Kelly 8333 Douglas Avenue Managing Director & Investment Committee Member Suite 1100 Dallas, TX 75225 Amy L. Baker http://www.capitalsouthwest.com Executive Vice President of Accounting Transfer Agent Equiniti Trust Company, LLC Investor Relations Tabitha D. Geiger www.equiniti.com Michael S. Sarner Chief Compliance Officer Capital Southwest Securities Listing 214-884-3829 Nasdaq: "CSWC" (Common Stock) msarner@capitalsouthwest.com Industry Analyst Coverage Firm Analyst Contact Information Citizens JMP Brian McKenna Direct: 585-217-7407 B. Riley Securities Sean-Paul Adams Direct: 415-229-4851 Jefferies, LLC Matthew Hurwit Direct: 415-419-9644 Lucid Capital Markets, LLC Erik Zwick Direct: 917-658-3982 Oppenheimer & Co., Inc. Mitchel Penn Direct: 212-667-7136 Raymond James & Associates Robert Dodd Direct: 901-579-4560 UBS Securities, LLC Douglas Harter Direct: 212-882-0080